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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 12, 1999, included in this Form 10-K, into Building Materials Corporation of America's previously filed Registration Statement on Form S-8 File No. 333-60589.

                                          ARTHUR ANDERSEN LLP
Roseland, New Jersey
March 30, 1999